UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2017

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

525 S. Hewitt Street, Los Angeles, California	90013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal year

On April 7, 2017, OriginClear, Inc. (the “Company”) filed a certificate of amendment (the “Certificate”) to its articles of incorporation with the State of Nevada effectuating a reverse split of the Company’s common stock at a ratio of 1 for 35 (the “Reverse Split”). The Reverse Split became effective in the State of Nevada on April 12, 2017. The holder of a majority of the shares of common stock of the Company had previously approved a ratio of not less than one (1) for two (2) and not more than one (1) for one hundred (100) (the “Range”) on March 27, 2017, with the exact ratio to be set at a whole number within the Range as determined by the Board of Directors in its sole discretion.

The Reverse Split was announced on the Daily List maintained by Financial Industry Regulatory Authority, Inc. on April 11, 2017, and took effect at the open of business on April 12, 2017. The temporary new symbol is OCLND. The “D” will be removed 20 business days from April 12, 2017. As a result of the Reverse Split, each thirty-five (35) shares of common stock issued and outstanding prior to the Reverse Split has been converted into one (1) share of common stock, and all options, warrants, and any other similar instruments convertible into, or exchangeable or exercisable for, shares of common stock have been proportionally adjusted. No fractional shares will be issued if, as a result of the Reverse Split, a stockholder would otherwise have been entitled to a fractional share. Instead, each fractional share was rounded up.

The Company’s shares of common stock will continue to trade on the OTCQB but will trade under a new CUSIP of 686228305.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On April 11, 2017, the Company issued a press release announcing the Reverse Split. A copy of the Company’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 8.01 Other Events.

On April 11, 2017, the Company issued a press release announcing the Company’s new initiative. A copy of the Company’s press release is attached as Exhibit 99.2 to this current report on Form 8-K.

The information disclosed under this Item 8.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment dated April 7, 2017
99.1	Press Release dated April 11, 2017
99.2	Press Release dated April 11, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 12, 2017	ORIGINCLEAR, INC.

	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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